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                                     [LETTERHEAD]

                                   January 14, 1999


VIA EDGAR


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re: State Farm Life Insurance Company Variable Life Separate Account File No. 811-08013
          Rule 30b2-1 Filing


Commissioners:

     As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), State Farm Life Insurance Company Variable Life Separate Account, a unit investment trust registered under the Act, mailed to its policy owners the semi-annual (mid-year) report for the underlying management investment company, State Farm Variable Product Trust, on August 31, 1998. This filing constitutes our late filing of that report as required by Rule 30b2-1. 1998 was the first year of operation for our variable product separate accounts. In the future, this notice will be filed with the SEC within 10 days of the mailing of mid-year and annual reports to policy owners.

     Pursuant to Rule 30d-1 under the Act, on August 26, 1998, State Farm Variable Product Trust (File No. 811-08073) filed its mid-year report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference.


                                        Sincerely,

                                        /s/ Stephen L. Horton

                                        Stephen L. Horton
                                        Counsel
                                        (309) 766-3552